Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 27, 2015 (this “Amendment”), to the Credit Agreement referred to below, among BARCLAYS BANK PLC (“Barclays”), and SUNTRUST BANK (“SunTrust”; together with Barclays, the “Lead Arrangers”), Barclays, as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders party hereto, TRINITY ACQUISITION LIMITED, a private limited company organized under the laws of England and Wales and having company number 03588435 (the “Borrower”), WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY, a company organized under the laws of the Republic of Ireland having company number 475616 (the “Parent”) and the other Guarantors party hereto.

RECITALS:

WHEREAS, reference is made to the Credit Agreement, dated as of December 16, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, inter alios, the Borrower and the Parent, the lenders from time to time parties thereto (the “Lenders”), the Administrative Agent and the L/C Issuer, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the Lenders effect certain amendments and modifications to the Credit Agreement to, among other things, increase the maximum amount of Investments in any Underwritten Securities by WSI and the maximum amount of Indebtedness WSI is permitted to incur to make such Investments, in each case, to aggregate principal amount of $800,000,000; and

WHEREAS, the Borrower, the Parent, the Required Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement as in effect immediately prior to the Effective Date (as defined below).

Section 2. Amendments.

(a) The Credit Agreement is hereby amended, effective as of the Effective Date, in accordance with Section 10.01 of the Credit Agreement:

(1) The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “an average British Bankers Association Interest Settlement Rate” with “the London Interbank Offered Rate”, (ii) replacing each instance of the term “BBA Rate” with “LIBO Rate” and (iii) adding the following sentence to the end thereof:

Notwithstanding the foregoing, if the Eurocurrency Rate as determined herein would be less than zero (0.00), such rate shall be deemed to be zero percent (0.00%) for purposes of this Agreement.

(2) Section 7.01(g) of the Credit Agreement is hereby amended by replacing “$400,000,000” with “$800,000,000; and

(3) Section 7.03 of the Credit Agreement is hereby amended by replacing “$400,000,000” with “$800,000,000 and adding the following proviso after the end of such Section: “; provided that such Investments shall not be made or maintained using proceeds of Borrowings of the Loans in an aggregate amount exceeding $400,000,000 at any one time outstanding.”

Section 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which:

(a) the Administrative Agent (or its counsel) shall have received (i) duly executed and completed counterparts of this Amendment (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of the Borrower, Holdings and the Administrative Agent and (ii) signature pages from Lenders which, in the aggregate, constitute the Required Lenders;

(b) the Administrative Agent shall have received all fees and expenses required to be paid on or before the Effective Date;

(c) on the Effective Date and after giving effect to this Amendment, (i) all representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (ii) no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Amendment;

(d) the Administrative Agent shall have received from the Borrower a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clause (c);

(e) that certain Second Amendment and Consent to Revolving Note and Cash Subordination Agreement, dated on or about the date hereof, by and among WSI, the lenders party thereto and SunTrust Bank, as administrative agent, shall have become effective substantially contemporaneously with the Effective Date;

(f) the Administrative Agent shall have received for the account of the applicable Lenders all fees payable pursuant to Section 5 below;

(g) the Administrative Agent shall have received such documents and certificates as are usual and customary for similar amendment transactions relating to the organization, existence and good standing of the Borrower and the Parent and the authorization of the transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent; and

(h) the Borrower shall deliver opinions of counsel, each in substantially the same form and substance as the opinions of counsel delivered on the First Amendment Effective Date, including as to the enforceability of this Amendment and the Credit Agreement as amended.

Section 4. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

Section 5. Fees. In consideration of the execution and delivery of this Amendment by each Lender that has delivered a signature page hereto on or before 5:00 pm (New York time) on January 28, 2015, the Borrower hereby agrees to pay, on the Effective Date, to the Administrative Agent for the account of such Lenders, a consent fee in an amount in Dollars equal to 0.025% of the sum of (i) the aggregate principal amount of the Term Loans held by such Lender on the Effective Date and (ii) the aggregate principal amount of Revolving Credit Commitments held by such Lender on the Effective Date. All of the fees payable pursuant to this paragraph will be in all respects fully earned on the Effective Date, due and payable on the Effective Date and non-refundable and non-creditable thereafter.

Section 6. Representations and Warranties. The Parent and the Borrower represent and warrant to each of the Lenders and the Administrative Agent that as of the Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date; provided that (i) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and (ii) any representation and warranty that is qualified as to materiality or “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

Section 7. Acknowledgment and Consent.

(a) Each undersigned Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment. Each undersigned Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue in full force and effect and will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations (as defined in the Guaranty Agreement), and that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on the Loans under the Credit Agreement.

(b) Each undersigned Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c) Each undersigned Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Credit Agreement.

Section 8. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 9. General.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(f) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(g) Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Second Amendment to Credit Agreement as of the date first above written.

TRINITY ACQUISITION LIMITED, as the Borrower

By:	/s/ Stephen Wood
	Name:	Stephen Wood
	Title:	Director

WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY, as the Parent

By:	/s/ John T. Greene
	Name:	John T. Greene
	Title:	Chief Financial Officer

Signature Page to Willis Second Amendment to Credit Agreement

Acknowledged and agreed for purposes of Section 7 only:

WILLIS NORTH AMERICA INC., as a Guarantor

By:	/s/ Todd J. Jones
	Name:	Todd J. Jones
	Title:	Chief Executive Officer

Signature Page to Willis Second Amendment to Credit Agreement

BARCLAYS BANK PLC,
as Administrative Agent and as a Lead Arranger

By:	/s/ Samuel Coward
	Name:	Samuel Coward
	Title:	Vice President

SUNTRUST BANK, as a Lead Arranger

By:	/s/ Paula Mueller
	Name:	Paula Mueller
	Title:	Director

Signature Page to Willis Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Derek Miller
	Name:	Derek Miller
	Title:	Assistant Vice President

Signature Page to Willis Second Amendment to Credit Agreement

BARCLAYS, as a Lender

By:	/s/ Arti Sugunan
	Name:	Arti Sugunan
	Title:	Assistant Vice President

Signature Page to Willis Second Amendment to Credit Agreement

CITIBANK N.A., as a Lender

By:	/s/ Robert Chesley
	Name:	Robert Chesley
	Title:	Managing Director and Vice President

Signature Page to Willis Second Amendment to Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Aurora Battaglia
	Name:	Aurora Battaglia
	Title:	Senior Vice President

Signature Page to Willis Second Amendment to Credit Agreement

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Managing Director

By:	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director

Signature Page to Willis Second Amendment to Credit Agreement

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Richard Barracato
	Name:	Richard Barracato
	Title:	Vice President

Signature Page to Willis Second Amendment to Credit Agreement

Lloyds Bank plc, as a Lender

By:	/s/ Stephen Giacolone
	Name:	Stephen Giacolone – G011
	Title:	Assistant Vice President

By:	/s/ Daven Popat
	Name:	Daven Popat – P033
	Title:	Senior Vice President

Signature Page to Willis Second Amendment to Credit Agreement

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Harry Comninellis
	Name:	Harry Comninellis
	Title:	Authorized Signatory

Signature Page to Willis Second Amendment to Credit Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Ramal L. Moreland
	Name:	Ramal L. Moreland
	Title:	Vice President

Signature Page to Willis Second Amendment to Credit Agreement

The Northern Trust Company, as a Lender

By:	/s/ Joshua Metcalf
	Name:	Joshua Metcalf
	Title:	Officer

Signature Page to Willis Second Amendment to Credit Agreement

PNC Bank, National Association, as a Lender

By:	/s/ Nicole Limberg
	Name:	Nicole Limberg
	Title:	Vice President

Signature Page to Willis Second Amendment to Credit Agreement

Scotiabank (Ireland) Limited, as a Lender

By:	/s/ David Muldoon
	Name:	David Muldoon
	Title:	Managing Director

Signature Page to Willis Second Amendment to Credit Agreement

SunTrust Bank, as a Lender

By:	/s/ Paula Mueller
	Name:	Paula Mueller
	Title:	Director

Signature Page to Willis Second Amendment to Credit Agreement

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Glenn Schuermann
	Name:	Glenn Schuermann
	Title:	Director

Signature Page to Willis Second Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michelle S. Dagenhart
	Name:	Michelle S. Dagenhart
	Title:	Director

Signature Page to Willis Second Amendment to Credit Agreement